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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Harmony Holdings, Inc.
Los Angeles, California

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated August 25, 1995, relating to the consolidated financial statements of Harmony Holdings, Inc., appearing in the Company's Annual Report on Form 10-K for the year ended June 30, 1995.



                                          BDO SEIDMAN, LLP

Los Angeles, California
July 12, 1996